EXHIBIT 4-r


                          [FORM OF FACE OF SECURITY]


                   Subordinated Variable Rate Renewable Note

REGISTERED                                                REGISTERED
No. SUBVRR                                                Cusip
                                                          [PRINCIPAL AMOUNT],
                                                          as modified by
                                                          Schedule I

               Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

      IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "ORIGINAL YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE METHOD) SET FORTH BELOW HAVE BEEN COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.




                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                     SUBORDINATED VARIABLE RATE RENEWABLE
                       GLOBAL MEDIUM-TERM NOTE, SERIES C


BASE RATE:                       ORIGINAL ISSUE DATE:          INTEREST ACCRUAL DATE:
INDEX MATURITY:                  INITIAL INTEREST RATE:        INITIAL MATURITY DATE:
SPREAD (PLUS OR MINUS):          INITIAL INTEREST RESET        FINAL MATURITY DATE:
                                  DATE:
ALTERNATE RATE EVENT             MAXIMUM INTEREST RATE:        INTEREST PAYMENT PERIOD:
 SPREAD:
SPREAD MULTIPLIER:               MINIMUM INTEREST RATE:        INTEREST PAYMENT DATES:
REDEMPTION DATES:                TOTAL AMOUNT OF OID:          CALCULATION AGENT:
REDEMPTION PERCENTAGE:           INTEREST RESET DATES:         INITIAL ACCRUAL PERIOD OID:
APPLICABILITY OF ISSUER'S        ORIGINAL YIELD TO             EXCHANGE RATE AGENT:
 OPTION TO RESET SPREAD           MATURITY:
 OR SPREAD MULTIPLIER:
DESIGNATED CMT TELERATE          SPECIFIED CURRENCY:           INDEX CURRENCY:
 PAGE:
DESIGNATED CMT MATURITY
 INDEX:
OTHER PROVISIONS:

               Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to

, or registered assignees, the principal sum specified in Schedule I hereto on the Initial Maturity Date specified above or, to the extent the maturity date of any portion of the principal amount of this Note is extended in accordance with the procedures set forth below to an Extended Maturity Date, as defined below, on such Extended Maturity Date (except to the extent such portion is redeemed prior to such Extended Maturity Date) and to pay interest on the principal amount hereof outstanding from time to time, from the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until (a) the principal hereof is paid or duly made available for payment or (b) this Note has been cancelled in accordance with the provisions set forth below.

               The Issuer will pay interest in arrears monthly, quarterly, semiannually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing with the first Interest Payment Date next succeeding the Interest Accrual Date specified above, and on the Initial Maturity Date or the Extended Maturity Date, as the case may be (each, a "Maturity Date"), or any redemption date; provided, however, if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; provided, further, that if an Interest Payment Date or the Maturity Date or redemption date would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date, Maturity Date or redemption date shall be the following day that is a Business Day, except that if the Base Rate specified above is LIBOR and such next Business Day falls in the next calendar month, the Interest Payment Date, Maturity Date or redemption date shall be the immediately preceding day that is a Business Day. As used herein, "Extended Maturity Date" means the Interest Payment Date occurring in the month six months after the Initial Maturity Date and each Interest Payment Date occurring in the month six months after the immediately preceding Extended Maturity Date.

               Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Interest Accrual Date, until (a) the principal hereof has been paid or duly made available for payment or (b) this Note has been cancelled in accordance with the provisions set forth below. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day) (each such date a "Record Date"); provided, however, that interest payable on the Maturity Date (or any redemption date) shall be payable to the person to whom the principal hereof shall be payable.

               On the Interest Payment Date occurring in the month six months prior to the Initial Maturity Date (the "Initial Election Date"), the maturity of this Note shall be extended to the Extended Maturity Date occurring in the month twelve months following the Initial Election Date and on the Interest Payment Date occurring in the month six months prior to each Extended Maturity Date (an "Election Date," which term shall include the Initial Election Date), the maturity of this Note shall be extended to the Extended Maturity Date occurring in the month twelve months after such Election Date, unless, in any such case, the holder hereof elects to terminate the automatic extension of the maturity hereof or of any portion hereof having a principal amount of $1,000 or any larger multiple of $1,000 in excess thereof by delivering to the Paying Agent, as defined on the reverse hereof, not less than 23 nor more than 30 days prior to the applicable Election Date (i) this Note with the form entitled "Option to Elect Termination of Automatic Extension" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor or terms, a statement that the option to elect termination of automatic extension is being exercised thereby, the principal amount hereof with respect to which such option is being exercised and a guarantee that this Note with the form entitled "Option to Elect Termination of Automatic Extension" below duly completed will be received by the Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this Note and such form duly completed are received by the Paying Agent by such fifth Business Day. Such option may be exercised by the holder for less than the entire principal amount hereof provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. The exercise of such option may be withdrawn before or after the applicable Election Date, pursuant to the procedures described on the reverse hereof and in a Short-Term Note (as defined below). If the option to terminate the automatic extension of the maturity of any portion hereof is exercised and not withdrawn prior to the applicable Election Date in accordance with such procedures, a new Note or Notes in the form attached hereto as Exhibit A (each, a "Short-Term Note") for the principal amount hereof for which such option was exercised and not withdrawn shall be issued on such Election Date in the name of the holder hereof and Schedule I hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. Each such Short-Term Note shall have as its "Maturity Date" (as such term is used in such Short-Term Note) the Interest Payment Date occurring in the month six months after such Election Date and shall have as its Spread or Spread Multiplier, as the case may be, the Spread or Spread Multiplier applicable to this Note on the day prior to the issuance of such Short-Term Note. If any exercise of the option to terminate the automatic extension of the maturity hereof causes the principal amount of this Note to be reduced to zero, this Note shall nevertheless not be cancelled until the date on which all outstanding Short-Term Notes issued in exchange for this Note shall have been paid in full.

               Notwithstanding the foregoing, the maturity of this Note shall not be extended beyond the Final Maturity Date specified above.

               If the holder of any Short-Term Note exchanges all or a portion of such Short-Term Note for an interest in this Note in accordance with the terms of such Short-Term Note, Schedule I hereto shall be annotated on the date of such exchange to reflect the corresponding increase in the principal amount hereof.

               Payment of the principal of this Note, any premium and the interest due at the Maturity Date (or any redemption date), unless this
Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent maintained for that purpose in the Borough of Manhattan, The City of New York, or at the office or agency of such other paying agent as the Issuer may determine in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or any date of redemption, will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

               If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable payment date, provided that, if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register, and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

               If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the Record Date or at least ten Business Days prior to the Maturity Date or any redemption date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date or at least ten days prior to the Maturity Date or any redemption date, as the case may be.

               If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer), for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency.
All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

               If this Note ceases to be held by The Depository Trust Company or its successor or the nominee of The Depository Trust Company or its successor, this Note will be exchanged for one or more Notes of authorized denominations having an aggregate principal amount equal to the principal amount of this Note as then shown on Schedule I hereto, which new Notes shall otherwise have the same terms as this Note, except that the provisions of such new Notes regarding the termination of the automatic extension of the maturity thereof shall be modified to the extent appropriate for notes not required to be held in a securities depositary; provided that the respective rights and obligations of the Issuer and the holders of such new Notes shall be the same in all material respects as the respective rights and obligations of the Issuer and the holder of this Note. Such new Notes shall have stated principal amounts and shall be registered in the names of the persons then having a beneficial interest in this Note or in the names of their nominees.

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place, including, without limitation, the provisions relating to the subordination of this Note to the Issuer's Senior Indebtedness, as defined on the reverse hereof.

               Unless the certificate of authentication hereon has been executed by the Authenticating Agent referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Subordinated Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                    MORGAN STANLEY, DEAN WITTER,
                                            DISCOVER & CO.



                                           By:_____________________________
                                              Name:
                                              Title:

TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This is one of the Notes referred
      to in the within-mentioned
      Subordinated Indenture.

THE CHASE MANHATTAN BANK,
      as Authentication Agent




By:_____________________________
   Authorized Officer





                             [REVERSE OF SECURITY]

               This Note is one of a duly authorized issue of the Subordinated Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Subordinated Indenture, dated as of April 15, 1989, as supplemented by a First Supplemental Subordinated Indenture dated as of May 15, 1991 and a Second Supplemental Subordinated Indenture dated as of April 15, 1996 between Morgan Stanley Group Inc. (as predecessor of the Issuer) and The First National Bank of Chicago, as Trustee (the "Trustee," which term includes any successor trustee under the Subordinated Indenture as further supplemented by a Third Supplemental Subordinated Indenture dated as of June 1, 1997 between the Issuer and the Trustee (as so supplemented, the "Subordinated
Indenture"), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Trustee has appointed The Chase Manhattan Bank (formerly known as Chemical Bank) as Authenticating Agent (the "Authenticating Agent," which term includes any successor authenticating agent appointed by the Trustee) with respect to the Notes, and the Issuer has appointed The Chase Manhattan Bank (formerly known as Chemical Bank) at its corporate trust office in The City of New
York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Subordinated Indenture. To the extent not inconsistent herewith, the terms of the Subordinated Indenture are hereby incorporated by reference herein.

               Unless otherwise provided on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following paragraph, will not be redeemable prior to maturity.

               If so indicated on the face of this Note, this Note may be redeemed in whole or in part at the option of the Issuer on the Redemption Dates specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 180 nor more than 210 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Subordinated Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

               This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, or (ii) multiplied by the Spread Multiplier, if any, (a) specified on the face hereof, (b) if the Spread or Spread Multiplier is reset in accordance with the procedures specified below, then as determined pursuant to such procedures, or (c) if a holder of a Short-Term Note has exchanged such Note for an interest in this Note in response to an Optional Exchange Notice (as defined in such Short-Term Note), then as set forth in such Optional Exchange Notice. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date (as used herein, the term "Interest Reset Date" shall include the Initial Interest Reset Date). The determination of the rate of interest at which this Note will be reset on any Interest Reset Date shall be made on the Interest Determination Date (as defined below) pertaining to such Interest Reset Date. The Interest Reset Dates will be the Interest Reset Dates specified on the face hereof; provided, however, that (a) the interest rate in effect for the period from the Interest Accrual Date to the Initial Interest Reset Date specified on the face hereof will be the Initial Interest Rate and (b) unless otherwise specified on the face hereof, the interest rate in effect for the ten calendar days immediately prior to maturity, redemption or repayment will be that in effect on the tenth calendar day preceding such maturity, redemption or repayment date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and, with respect to Notes bearing interest calculated by reference to LIBOR, in the City of London.

               If so indicated on the face of this Note, the Issuer has the option to reset the Spread or Spread Multiplier on this Note as of any Election Date. Such option shall include the right to reset the Maximum Interest Rate or Minimum Interest Rate on this Note. The Issuer may exercise such option by notifying the Paying Agent of such exercise at least 45 but not more than 60 days prior to an Election Date, such notice to be accompanied by the form of the Reset Notice referred to below. Not later than 38 days prior to such Election Date, the Paying Agent will mail to the holder hereof a notice (the "Reset Notice"), first class mail, postage prepaid, setting forth
(a) the election of the Issuer to reset the Spread or Spread Multiplier and
(b) such new Spread or Spread Multiplier, together with any new Maximum Interest Rate or Minimum Interest Rate.

               If the face hereof indicates that the Issuer has the option to reset the Spread or Spread Multiplier on this Note, then, if the holder of this Note elects to terminate the automatic extension of the maturity hereof or any portion hereof as of any Election Date, the Issuer may, not later than the later of (a) the twentieth calendar day prior to such Election Date and
(b) the first Business Day following the twenty-third calendar day prior to such Election Date, propose a new Spread or Spread Multiplier or revoke a Spread or Spread Multiplier previously set forth in a Reset Notice and propose a higher Spread or Spread Multiplier, in either case together with any new Maximum Interest Rate or Minimum Interest Rate, by causing the Paying Agent to send notice thereof, to the holder of this Note by first class mail, postage prepaid, or by such other means as shall be agreed between the Issuer and the Paying Agent. If the Issuer has proposed a new or higher Spread or Spread Multiplier as described above, the holder hereof may withdraw his election to terminate the automatic extension of the maturity hereof or any portion hereof by giving written notice to such effect to the Paying Agent not less than 16 days prior to such Election Date (or if such sixteenth day is not a Business Day, on the immediately preceding Business Day), in which case such new or higher Spread or Spread Multiplier, together with any new Maximum Interest Rate or Minimum Interest Rate, will apply to the entire principal amount of this Note from such Election Date until the Maturity Date or until the Spread or Spread Multiplier is further reset by the Issuer pursuant to the provisions hereof or of a Short-Term Note.

               The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate and CMT Rate will be the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR shall be the second London Banking Day preceding such Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be such Interest Reset Date. As used herein, "London Banking Day" means any day on which dealings in deposits in the Index Currency (as defined herein) are transacted in the London interbank market. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned; provided, however, that if as a result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction.

               Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date), as the case may be.

               Determination of CD Rate. If the Base Rate specified on the face hereof is the CD Rate, the CD Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "CDs (Secondary Market)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent referred to on the face hereof and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination Date for certificates of deposit in the denomination of $5,000,000 with a remaining maturity closest to the Index Maturity specified on the face hereof of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate in effect for the applicable period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               Determination of Commercial Paper Rate. If the Base Rate specified on the face hereof is the Commercial Paper Rate, the Commercial Paper Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the Money Market Yield (as defined herein) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper," or if not so published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers in commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate in effect for the applicable period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                 D x 360
      Money Market Yield =    -------------   x 100
                              360 - (D x M)


               where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

               Determination of Federal Funds Rate. If the Base Rate specified on the face hereof is the Federal Funds Rate, the Federal Funds Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal funds as of 11:00 A.M., New York City time, on such Interest Determination Date arranged by three leading brokers in Federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate in effect for the applicable period will be the same as the Federal Funds Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               Determination of LIBOR. If the Base Rate specified on the face hereof is LIBOR, LIBOR with respect to this Note shall be determined on each Interest Determination Date as follows:

               (i) As of the Interest Determination Date, the Calculation Agent will determine (a) if "LIBOR Reuters" is specified as the Reporting Service on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the London interbank market in the Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such Interest Determination Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified as the Reporting Service on the face hereof, the rate for deposits in the Index Currency for the period of the Index Maturity, each as designated on the face hereof, commencing on the second London Banking Day following such Interest Determination Date (or, if pounds sterling is the Index Currency, commencing on such Interest Determination Date), that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such Interest Determination Date. If fewer than two offered rates appear (if "LIBOR Reuters" is specified as the Reporting Service on the face hereof and calculation of LIBOR is based on the arithmetic mean of the offered rates) or if no rate appears (if the Reporting Service on the face hereof specifies either (x) "LIBOR Reuters" and the Designated LIBOR Page by its terms provides only for a single rate or (y) "LIBOR Telerate"), LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

              (ii) With respect to an Interest Determination Date on which fewer than two offered rates appear (if "LIBOR Reuters" is specified as the Reporting Service on the face hereof and calculation of LIBOR is based on the arithmetic mean of the offered rates) or no rate appears (if the Reporting Service on the face hereof specifies either (x) "LIBOR Reuters" and the Designated LIBOR Page by its terms provides only for a single rate or (y) "LIBOR Telerate"), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered quotations for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such Interest Determination Date (or, if pounds sterling is the Index Currency, commencing on such Interest Determination Date), to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount of not less than U.S.$1 million (or the equivalent in the Index Currency(if the Index Currency is not the U.S. dollar)) that is representative of a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of rates quoted at approximately 11:00 a.m. (or such other time specified on the face hereof), in the applicable principal financial center for the country of the Index Currency on such Interest Determination Date, by three major banks in such principal financial center selected by the Calculation Agent (after consultation with the Issuer) on such Interest Determination Date for loans in the Index Currency to leading European banks, for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following such Interest Determination Date (or, if pounds sterling is the Index Currency, commencing on such Interest Determination
Date) and in a principal amount of not less than U.S.$1 million (or the equivalent in the Index Currency(if the Index Currency is not the U.S. dollar)) that is representative of a single transaction in such Index Currency in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate). "Index Currency" means the currency (including composite currencies) specified as Index Currency on the face hereof. If no such currency is specified as Index Currency on the face hereof, the Index Currency shall be U.S. dollars. "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is designated as the Reporting Service on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is designated as the Reporting Service on the face hereof, the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency. If neither LIBOR Reuters nor LIBOR Telerate is specified as the Reporting Service on the face hereof, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Index Currency, Page 3750) had been specified.

               Determination of Prime Rate. If the Base Rate specified on the face hereof is the Prime Rate, the Prime Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 a.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting rates as set forth above, the "Prime Rate" in effect for such Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               "Reuters Screen USPRIME1 Page" means the display designated as Page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

               Determination of Treasury Rate. If the Base Rate specified on the face hereof is the Treasury Rate, the Treasury Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate for the auction held on such date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "Treasury Bills-- auction average (investment)," or if not so published by 9:00 a.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held on such Interest Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Interest Reset Date will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               Determination of CMT Rate. If the Base Rate specified on the face hereof is the CMT Rate, the CMT Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate displayed for the Index Maturity specified on the face hereof on the designated Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities and . . . Federal Reserve Board Release H.15" under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or is not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to the related Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York time, on the related Calculation Date, then the CMT Rate for the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include affiliates of the Issuer) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Issuer, and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Issuer, and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate for such Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate). If two Treasury notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

               "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

               "Designated CMT Maturity Index" shall be the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

               Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof or, if the Maximum Interest Rate or Minimum Interest Rate is reset in accordance with the procedures referred to above, as determined pursuant to such procedures. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

               At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

               Unless otherwise indicated on the face hereof, interest payments on this Note shall be the amount of interest accrued from and including the Interest Accrual Date or from and including the last date to which interest has been paid to but, excluding the Interest Payment Dates or Maturity Date (or any earlier redemption date), as the case may be. Accrued interest hereon for any period shall be the sum of the products obtained by multiplying the interest factor calculated for each day in such period by the principal amount hereof shown on Schedule I hereto for each such day; provided that for the purpose of calculating the amount of interest payable hereon, any decrease in the principal amount hereof attributable to an exercise of the option to terminate the automatic extension of the maturity hereof shall be effective on and as of the Election Date corresponding to the exercise of such option, and any increase in the principal amount hereof shall be effective on and as of the Interest Payment Date immediately preceding the date of such increase. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate or LIBOR, as specified on the face hereof, or by the actual number of days in the year if the Base Rate is the Treasury Rate or the CMT Rate, as specified on the face hereof. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward). The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

               This Note and all other obligations of the Issuer hereunder will constitute part of the subordinated debt of the Issuer, will be issued under the Subordinated Indenture and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Indenture, to all "Senior Indebtedness" of the Issuer. The Subordinated Indenture defines "Senior Indebtedness" as obligations (other than non-recourse obligations, the debt securities, including this Note, issued under the Subordinated Indenture or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation.

               This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in New York City for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance; provided, however, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication, on the Business Day immediately preceding the date of issuance.

               The Chase Manhattan Bank (formerly known as Chemical Bank) has been appointed registrar for the Notes (the "Registrar," which term includes any successor registrar appointed by the Issuer), and the Registrar will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Registrar by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Registrar and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Registrar shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Subordinated Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

               In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Registrar, a new Note of like tenor will be issued by the Issuer in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Registrar and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

               The Subordinated Indenture provides that, (a) if an Event of Default (as defined in the Subordinated Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Subordinated Indenture, including the series of Subordinated Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Subordinated Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency and reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Subordinated Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

               The Subordinated Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Subordinated Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby,
(a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture; provided, however, that neither this Note nor the Subordinated Indenture may be amended to alter the subordination provisions hereof or thereof without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

               Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if such Specified Currency is replaced by a single European currency (expected to be named the Euro), the payment of principal of, premium, if any, or interest on any Note denominated in such currency shall be effected in the new single European currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars (or, if applicable, such new single European currency) where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

               Subject to the provisions below, the value of the ECU, in which the Notes may be denominated or may be payable, is equal to the value of the ECU that is from time to time used as the unit of account of the EC. If the ECU becomes a currency in its own right in accordance with the Treaty, all references to ECU in the Notes shall be construed as references to such currency.

               With respect to each due date for the payment of principal of, or interest on, the Notes on or after the first business day in Brussels on which the ECU ceases to be used as the unit of account of the EC, and has not become a currency in its own right replacing all or some of the currencies of the member States of the EC, the Company shall choose a substitute currency (the "Chosen Currency"), which may be any currency which was, on the last day on which the ECU was used as the unit of account of the EC, a component currency of the ECU or U.S. dollars, in which all payments due on or after that date with respect to the Notes and coupons shall be made. Notice of the Chosen Currency so selected shall be provided by first class mail to each holder at the address of such holder which appears on the books maintained by the Registrar and to the Paying Agent. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth business day in Brussels prior to the date on which such payment is due.

               On the first business day in Brussels on which the ECU ceases to be used as the unit of account of the EC, and has not become a currency in its own right replacing all or some of the currencies of the member States of the EC, the Company shall select a Chosen Currency in which all payments with respect to Notes and coupons having a due date prior thereto but not yet presented for payment with respect to Notes and coupons having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

               The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Day of Valuation") shall be determined by, or on behalf of, the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components that composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

               The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

               The U.S. dollar equivalent of each of the Components shall be determined by, or on behalf of, the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in the country of issue of the component currency in question.

               If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing in the country of issue more than two Business Days before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m., Brussels time, on such Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

               Payments in the Chosen Currency will be made at the specified office of a paying agent in the country of the Chosen Currency, or, if none, or at the option of the holder, at the specified office of any Paying Agent either by a check drawn on, or by transfer to an account maintained by the holder with, a bank in the principal financial center of the country of the Chosen Currency.

               All determinations referred to above made by, or on behalf of, the Company or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and binding on the holder of this Note and coupons, if any.

               So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

               With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for the payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

               No provision of this Note or of the Subordinated Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

               Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Subordinated Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

               This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               All terms used in this Note which are defined in the Subordinated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Subordinated Indenture.



                                 ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:




      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common



      UNIF GIFT MIN ACT - ________________________ Custodian _______________
                                  (Cust)                         (Minor)

      Under Uniform Gifts to Minors Act ____________________________________
                                                      (State)

               Additional abbreviations may also be used though not in the above list.

                               ___________________



               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




________________________________________
[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]


___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.




Dated:___________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.





              OPTION TO ELECT TERMINATION OF AUTOMATIC EXTENSION

               The undersigned hereby elects to terminate the automatic extension of the maturity of the within Note (or the portion thereof specified below) with the effect provided in the within Note by surrendering the within Note to the Paying Agent at The Chase Manhattan Bank (formerly known as Chemical Bank), 55 Water Street, New York, New York 10041, Attention: Corporate Trustee Administration Department, or such other address of which the Issuer shall from time to time notify the holders of the Notes, together with this form of "Option to Elect Termination of Automatic Extension" duly completed by the holder of the within Note.

               If the automatic extension of the maturity of less than the entire principal amount of the within Note is to be terminated, specify the portion thereof (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) as to which the holder elects to terminate the automatic extension of the maturity $______; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes in the form attached to the within Note as Exhibit A to be issued to the holder for the portion of the within Note as to which the automatic extension of maturity is being terminated (in the absence of any such specification one such Note will be issued for the portion as to which the automatic extension of maturity is being terminated) $__________.



Dated:___________________________        ______________________________
                                         NOTICE: The signature on this
                                         Option to Elect Termination of
                                         Automatic Extension must
                                         correspond with the name as
                                         written upon the face of the
                                         within Note in every particular,
                                         without alteration or enlargement
                                         or any change whatever.





                                                                    SCHEDULE I


                           SCHEDULE OF EXCHANGES

               The initial principal amount of this Note is $__________. The following exchanges of a portion of this Note for an interest in a Short-Term Note and the following exchanges of an interest in a Short-Term Note for an interest in this Note have been made:


                                   Reduced Principal      Principal Amount of       Increased Principal
             Principal Amount     Amount Outstanding        Short-Term Note         Amount of this Note      Notation Made by
 Date of       Exchanged for        Following Such           Exchanged for         Outstanding Following      or on Behalf of
Exchange      Short-Term Note          Exchange          Interest in this Note         Such Exchange           Paying Agent
--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------

--------      ---------------     ------------------     ---------------------     ---------------------     ----------------






          EXHIBIT A TO SUBORDINATED VARIABLE RATE RENEWABLE NOTE


                        [FORM OF FACE OF SECURITY]

REGISTERED                                             REGISTERED
                                                       No. SUBVRR Cusip
                                                       U.S. $_________

               Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

      IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "ORIGINAL YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE METHOD) SET FORTH BELOW HAVE BEEN COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.




                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                     SUBORDINATED VARIABLE RATE RENEWABLE
                       GLOBAL MEDIUM-TERM NOTE, SERIES C



BASE RATE:                             ORIGINAL ISSUE DATE:               INTEREST ACCRUAL DATE:
INDEX MATURITY:                        INITIAL INTEREST RESET             MATURITY DATE:
                                        DATE:
SPREAD (PLUS OR MINUS):                MAXIMUM INTEREST RATE:             INTEREST PAYMENT DATES:
ALTERNATE RATE EVENT                   MINIMUM INTEREST RATE:             INTEREST RESET PERIOD:
 SPREAD:
SPREAD MULTIPLIER:                     TOTAL AMOUNT OF OID:               INTEREST RESET DATES:
APPLICABILITY OF ISSUER'S              REPORTING SERVICE:                 ORIGINAL YIELD TO
 OPTION TO RESET SPREAD                                                    MATURITY:
 OR SPREAD MULTIPLIER:
OTHER PROVISIONS: NO                   SPECIFIED CURRENCY:                CALCULATION AGENT:
 EXCHANGE FOR
 RENEWABLE NOTE: The
 holder of this note may not elect
 to exchange such note for an          INITIAL ACCRUAL PERIOD OID:        INDEX CURRENCY:
 interest in the predecessor           DESIGNATED CMT TELERATE            EXCHANGE RATE AGENT:
 Renewable Note (as defined             PAGE:
 below). Consequently, Schedule I,     DESIGNATED CMT MATURITY
 and any provision related to such      INDEX:
 Schedule I, is inapplicable to this
 note.

               Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to

, or registered assignees, the principal sum specified in Schedule I hereto on the Maturity Date specified above and to pay interest on the principal amount hereof outstanding from time to time, from the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate, as defined below, until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until the earlier of (a) the date on which the principal hereof is paid or duly made available for payment and (b) the Interest Payment Date immediately preceding the date on which the principal amount hereof is reduced to zero, in each case, together with the unpaid amount of interest, if any, payable on the principal amount hereof during the period that the Issuer's obligation to pay such principal amount was evidenced by a predecessor Note that provided for the automatic extension of the maturity thereof (the "Renewable Note"), which amount shall be payable on the first date succeeding the Interest Accrual Date specified above on which interest on this Note is paid and shall be payable to the person receiving such interest payment. The Issuer will pay interest hereon in arrears monthly, quarterly, semiannually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing with the first Interest Payment Date next succeeding the Interest Accrual Date specified above, and on the Maturity Date or any redemption date; provided, however, if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; provided, further, that if an Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date or Maturity Date shall be the following day that is a Business Day, except that if the Base Rate specified above is LIBOR and such next Business Day falls in the next calendar month, the Interest Payment Date or Maturity Date shall be the immediately preceding day that is a Business Day. As used herein, "Initial Interest Rate" means the rate of interest determined using the Spread or Spread Multiplier, as the case may be, specified in the Renewable Note and using the Base Rate determined in accordance with the provisions of the Renewable Note (i) on the Interest Reset Date with respect to the Renewable Note occurring on the Interest Accrual Date specified above or (ii) if no such Interest Reset Date occurred on the Interest Accrual Date, on the Interest Reset Date with respect to the Renewable Note occurring immediately preceding the Interest Accrual Date.

               Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Interest Accrual Date, until the earlier of (a) the date on which the principal hereof has been paid or duly made available for payment and (b) the Interest Payment Date immediately preceding the date on which the principal amount hereof is reduced to zero in accordance with the provisions set forth below. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day) (each such date a "Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable.

               On any date following the Original Issue Date and prior to the Record Date immediately preceding the Maturity Date, the holder hereof may, with the consent of the Issuer, exchange this Note or any portion hereof having a principal amount of $1,000 or any larger multiple of $1,000 in excess thereof for an interest in the Renewable Note equal to the principal amount hereof so exchanged by delivering to the Paying Agent, as defined on the reverse hereof, (i) this Note with the form entitled "Request to Exchange" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor or terms, a statement that a request to exchange is being made thereby, the principal amount hereof with respect to which such request is being made and a guarantee that this Note with the form entitled "Request to Exchange" below duly completed will be received by the Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this Note and such form duly completed are received by the Paying Agent by such fifth Business Day. Such exchange may occur with respect to less than the entire principal amount hereof provided that the principal amount for which such exchange does not occur is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a request to exchange all or a portion of this Note for an interest in the Renewable Note may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date. If a request to exchange any portion hereof is granted by the Issuer, then, on the date of such exchange, Schedule I hereto shall be annotated to reflect the corresponding decrease in the principal amount hereof, and Schedule I to the Renewable Note shall be annotated to reflect the corresponding increase in the principal amount thereof.

               Payment of the principal of this Note, any premium and the interest due at the Maturity Date (or any redemption date), unless this
Note is denominated in a Specified Currency other than U.S. Dollars and is to be paid in whole, or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent maintained for that purpose in the Borough of Manhattan, The City of New York, or at the office or agency of such other paying agent as the Issuer may determine in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or any date of redemption, will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is paid in U.S. dollars, will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

               If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable payment date, provided that, if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register, and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

               If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the Record Date or at least ten Business Days prior to the Maturity Date or any redemption date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date or at least ten days prior to the Maturity Date or any redemption date, as the case may be.

               If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer), for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency.
All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

               If this Note ceases to be held by The Depository Trust Company or its successor or the nominee of The Depository Trust Company or its successor, this Note will be exchanged for one or more Notes of authorized denominations having an aggregate principal amount equal to the principal amount of this Note as then shown on Schedule I hereto, which new Notes shall otherwise have the same terms as this Note, except that the provisions of such new Notes regarding the exchange thereof for an interest in a note providing for the automatic extension of the maturity thereof (a "New Renewable Note") shall be modified to the extent appropriate for notes not required to be held in a securities depositary; provided that the respective rights and obligations of the Issuer and the holders of such new Notes shall be the same in all material respects as the respective rights and obligations of the Issuer and the holder of this Note. The terms of the New Renewable Note shall be the same as the terms of the Renewable Note, except that the principal amount thereof shall equal the principal amount of the new Notes exchanged therefor and the provisions of such New Renewable Notes regarding the automatic extension of the maturity thereof shall be modified to the extent appropriate for notes not required to be held in a securities depositary; provided that the respective rights and obligations of the Issuer and the holders of such New Renewable Notes shall be the same in all material respects as the respective rights and obligations of the Issuer and the holder of the Renewable Note. Such new Notes shall have stated principal amounts and shall be registered in the names of the persons then having a beneficial interest in this Note or in the names of their nominees.

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place, including, without limitation, the provisions relating to the subordination of this Note to the Issuer's Senior Indebtedness, as defined on the reverse hereof.

               Unless the certificate of authentication hereon has been executed by the Authenticating Agent referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Subordinated Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                  MORGAN STANLEY, DEAN WITTER,
                                         DISCOVER & CO.




                                           By:_____________________________
                                              Name:
                                              Title:


TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This is one of the Notes referred
      to in the within-mentioned
      Subordinated Indenture.

THE CHASE MANHATTAN BANK,
      as Authentication Agent








By:_____________________________
   Authorized Officer





                       [FORM OF REVERSE OF SECURITY]

               This Note is one of a duly authorized issue of the Subordinated Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under a Subordinated Indenture, dated as of April 15, 1989, as supplemented by a First Supplemental Subordinated Indenture dated as of May 15, 1991 and a Second Supplemental Subordinated Indenture dated as of April 15, 1996 between Morgan Stanley Group Inc. (as predecessor of the Issuer) and The First National Bank of Chicago, as Trustee (the "Trustee," which term includes any successor trustee under the Subordinated Indenture) as further supplemented by a Third Supplemental Subordinated Indenture dated as of June 1, 1997 between the Issuer and the Trustee (as so supplemented, the "Subordinated Indenture"), to which Subordinated Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Trustee has appointed The Chase Manhattan Bank (formerly known as Chemical Bank) as Authenticating Agent (the "Authenticating Agent," which term includes any successor authenticating agent appointed by the Trustee) with respect to the Notes, and the Issuer has appointed The Chase Manhattan Bank (formerly known as Chemical Bank) at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Subordinated Indenture. To the extent not inconsistent herewith, the terms of the Subordinated Indenture are hereby incorporated by reference herein.

               Unless otherwise provided, this Note will not be subject to any sinking fund and will not be redeemable prior to maturity.

               This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, or (ii) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date (as used herein, the term "Interest Reset Date" shall include the Initial Interest Reset Date). The determination of the rate of interest at which this Note will be reset on any Interest Reset Date shall be made, on the Interest Determination Date (as defined below) pertaining to such Interest Reset Date. The Interest Reset Dates will be the Interest Reset Dates specified on the face hereof; provided, however, that (a) the interest rate in effect for the period from the Interest Accrual Date to the Initial Interest Reset Date specified on the face hereof will be the Initial Interest Rate and (b) unless otherwise specified on the face hereof, the interest rate in effect for the ten calendar days immediately prior to maturity, redemption or repayment will be that in effect on the tenth calendar day preceding such maturity, redemption or repayment date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, and that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and, with respect to Notes bearing interest calculated by reference to LIBOR, in the City of London.

               If so indicated on the face of this Note, the Issuer may from time to time offer to reset the Spread or Spread Multiplier, as the case may be, on the Renewable Note by causing the Paying Agent to send to the holder hereof a notice (an "Optional Exchange Notice") by first class mail, postage prepaid, or by such other means as shall be agreed between the Issuer and the Paying Agent, setting forth (a) the new Spread or Spread Multiplier to be applied to the Renewable Note, together with any change in the Maximum Interest Rate or Minimum Interest Rate, and (b) the date, if any, on which such offer will expire. In order to accept such offer, the holder hereof must exchange this Note in whole or in part for an interest in the Renewable Note in accordance with the third paragraph on the face of this Note by delivering to the Paying Agent the notice referred to in clause (i) or (ii) of such paragraph prior to the earlier of the expiration date, if any, of such offer and the Record Date immediately preceding the Maturity Date.

               The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate and CMT Rate will be the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR shall be the second London Banking Day preceding such Interest Reset Date except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds Sterling will be such Interest Reset Date. As used herein, "London Banking Day" means any day on which dealings in deposits in the Index Currency (as defined herein) are transacted in the London interbank market. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned; provided, however, that if as a result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction.

               Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date), as the case may be.

               Determination of CD Rate. If the Base Rate specified on the face hereof is the CD Rate, the CD Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "CDs (Secondary Market)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent referred to on the face hereof and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination Date for certificates of deposit in the denomination of $5,000,000 with a remaining maturity closest to the Index Maturity specified on the face hereof of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate in effect for the applicable period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               Determination of Commercial Paper Rate. If the Base Rate specified on the face hereof is the Commercial Paper Rate, the Commercial Paper Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the Money Market Yield (as defined herein) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper," or if not so published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers in commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate in effect for the applicable period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               "Money Market Yield" shall be the yield calculated in accordance with the following formula:


      Money Market Yield =       D x 360
                              -------------  x 100
                              360 - (D x M)

               where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

               Determination of Federal Funds Rate. If the Base Rate specified on the face hereof is the Federal Funds Rate, the Federal Funds Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal funds as of 11:00 A.M., New York City time, on such Interest Determination Date arranged by three leading brokers in Federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate in effect for the applicable period will be the same as the Federal Funds Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               Determination of LIBOR. If the Base Rate specified on the face hereof is LIBOR, LIBOR with respect to this Note shall be determined on each Interest Determination Date as follows:

                   (i) As of the Interest Determination Date, the Calculation Agent will determine (a) if "LIBOR Reuters" is specified as the Reporting Service on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the London interbank market in the Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such Interest Determination Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified as the Reporting Service on the face hereof, the rate for deposits in the Index Currency for the period of the Index Maturity, each as designated on the face hereof, commencing on the second London Banking Day following such Interest Determination Date (or, if pounds Sterling is the Index Currency, commencing on such Interest Determination Date), that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such Interest Determination Date. If fewer than two offered rates appear (if "LIBOR Reuters" is specified as the Reporting Service on the face hereof and calculation of LIBOR is based on the arithmetic mean of the offered rates) or if no rate appears (if the Reporting Service on the face hereof specifies either (x) "LIBOR Reuters" and the Designated LIBOR Page by its terms provides only for a single rate or (y) "LIBOR Telerate"), LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

                  (ii) With respect to an Interest Determination Date on which fewer than two offered rates appear (if "LIBOR Reuters" is specified as the Reporting Service on the face hereof and calculation of LIBOR is based on the arithmetic mean of the offered rates) or no rate appears (if the Reporting Service on the face hereof specifies either (x) "LIBOR Reuters" and the Designated LIBOR Page by its terms provides only for a single rate or (y) "LIBOR Telerate"), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered quotations for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such Interest Determination Date (or, if pounds Sterling is the Index Currency, commencing on such Interest Determination Date), to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount of not less than U.S.$1 million (or the equivalent in the Index Currency (if the Index Currency is not U.S. dollars)) that is representative of a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of rates quoted at approximately 11:00 a.m. (or such other time specified on the face hereof), in the applicable principal financial center for the country of the Index Currency on such Interest Determination Date, by three major banks in such principal financial center selected by the Calculation Agent (after consultation with the Issuer) on such Interest Determination Date for loans in the Index Currency to leading European banks, for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following such Interest Determination Date (or, if pounds Sterling is the Index Currency, commencing on such Interest Determination Date) and in a principal amount of not less than U.S.$1 million (or the equivalent in the Index Currency (if the Index Currency is not U.S. Dollars)) that is representative of a single transaction in such Index Currency in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate). "Index Currency" means the currency (including composite currencies) specified as Index Currency on the face hereof. If no such currency is specified as Index Currency on the face hereof, the Index Currency shall be U.S. dollars. "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is designated as the Reporting Service on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is designated as the Reporting Service on the face hereof, the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency. If neither LIBOR Reuters nor LIBOR Telerate is specified as the Reporting Service on the face hereof, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Index Currency, Page 3750) had been specified.

               Determination of Prime Rate. If the Base Rate specified on the face hereof is the Prime Rate, the Prime Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting rates as set forth above, the "Prime Rate" in effect for such Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               "Reuters Screen USPRIME1 Page" means the display designated as Page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

               Determination of Treasury Rate. If the Base Rate specified on the face hereof is the Treasury Rate, the Treasury Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate for the auction held on such date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "Treasury Bills-- auction average (investment)," or if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held on such Interest Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Interest Reset Date will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

               Determination of CMT Rate. If the Base Rate specified on the face hereof is the CMT Rate, the CMT Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate displayed for the Index Maturity specified on the face hereof on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities and . . . Federal Reserve Board Release H.15," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or is not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to the related Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York time, on the related Calculation Date, then the CMT Rate for the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include affiliates of the Issuer) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Issuer, and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Notes quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Issuer, and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate for such Interest Reset Date will be the same as the CMT Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest
Rate). If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

               "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

               "Designated CMT Maturity Index" shall be the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

               Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

               At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

               Unless otherwise indicated on the face hereof, interest payments on this Note shall be the amount of interest accrued from and including the Interest Accrual Date or from and including the last date to which interest has been paid to but, excluding the Interest Payment Dates or Maturity Date, as the case may be. Accrued interest hereon for any period shall be the sum of the products obtained by multiplying the interest factor calculated for each day in such period by the principal amount hereof shown on Schedule I hereto for each such day; provided that for the purpose of calculating the amount of interest payable hereon, any decrease in the principal amount hereof attributable to an exchange of a portion of this Note for an interest in the Renewable Note shall be effective on and as of the Interest Payment Date immediately preceding the date of such decrease. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate or LIBOR, as specified on the face hereof, or by the actual number of days in the year if the Base Rate is the Treasury Rate or the CMT Rate, as specified on the face hereof. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward). The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

               This Note and all other obligations of the Issuer hereunder will constitute part of the subordinated debt of the Issuer, will be issued under the Subordinated Indenture and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Subordinated Indenture, to all "Senior Indebtedness" of the Issuer. The Subordinated Indenture defines "Senior Indebtedness" as obligations (other than non-recourse obligations, the debt securities, including this Note, issued under the Subordinated Indenture or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation.

               This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in New York City for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance; provided, however, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication, on the Business Day immediately preceding the date of issuance.

               The Chase Manhattan Bank (formerly known as Chemical Bank) has been appointed registrar for the Notes (the "Registrar," which term includes any successor registrar appointed by the Issuer), and the Registrar will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Registrar by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Registrar and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Registrar shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Registrar will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Subordinated Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

               In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Registrar, a new Note of like tenor will be issued by the Issuer in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Registrar and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

               The Subordinated Indenture provides that, (a) if an Event of Default (as defined in the Subordinated Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Subordinated Indenture, including the series of Subordinated Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Subordinated Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Subordinated Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency and reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Subordinated Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

               The Subordinated Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Subordinated Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby,
(a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture; provided, however, that neither this Note nor the Subordinated Indenture may be amended to alter the subordination provisions hereof or thereof without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

               Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if such Specified Currency is replaced by a single European currency (expected to be named the Euro), the payment of principal of, premium, if any, or interest on any Note denominated in such currency shall be effected in the new single European currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars (or, if applicable, such new single European currency) where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

               Subject to the provisions below, the value of the ECU, in which the Notes may be denominated or may be payable, is equal to the value of the ECU that is from time to time used as the unit of account of the EC. If the ECU becomes a currency in its own right in accordance with the Treaty, all references to ECU in the Notes shall be construed as references to such currency.

               With respect to each due date for the payment of principal of, or interest on, the Notes on or after the first business day in Brussels on which the ECU ceases to be used as the unit of account of the EC, and has not become a currency in its own right replacing all or some of the currencies of the member States of the EC, the Company shall choose a substitute currency (the "Chosen Currency"), which may be any currency which was, on the last day on which the ECU was used as the unit of account of the EC, a component currency of the ECU or U.S. dollars, in which all payments due on or after that date with respect to the Notes and coupons shall be made. Notice of the Chosen Currency so selected shall be provided by first class mail to each holder at the address of such holder which appears on the books maintained by the Registrar and to the Paying Agent. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth business day in Brussels prior to the date on which such payment is due.

               On the first business day in Brussels on which the ECU ceases to be used as the unit of account of the EC, and has not become a currency in its own right replacing all or some of the currencies of the member States of the EC, the Company shall select a Chosen Currency in which all payments with respect to Notes and coupons having a due date prior thereto but not yet presented for payment with respect to Notes and coupons having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

               The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Day of Valuation") shall be determined by, or on behalf of, the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components that composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

               [The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.]

               The U.S. dollar equivalent of each of the Components shall be determined by, or on behalf of, the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in the country of issue of the component currency in question.

               If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing in the country of issue more than two Business Days before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m., Brussels time, on such Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

               Payments in the Chosen Currency will be made at the specified office of a paying agent in the country of the Chosen Currency, or, if none, or at the option of the holder, at the specified office of any Paying Agent either by a check drawn on, or by transfer to an account maintained by the holder with, a bank in the principal financial center of the country of the Chosen Currency.

               All determinations referred to above made by, or on behalf of, the Company or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and binding on the holder of this Note and coupons, if any.

               So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

               With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for the payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and
(ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

               No provision of this Note or of the Subordinated Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

               Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

               No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Subordinated Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

               This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               All terms used in this Note which are defined in the Subordinated Indenture and not otherwise defined herein shall have the meanings assigned to them in the Subordinated Indenture.




                                 ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:




      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common



      UNIF GIFT MIN ACT - ________________________ Custodian _______________
                                  (Cust)                         (Minor)

      Under Uniform Gifts to Minors Act ____________________________________
                                                      (State)

               Additional abbreviations may also be used though not in the above list.

                               ___________________



               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




________________________________________
[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]


___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.




Dated:___________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.





                              REQUEST TO EXCHANGE

               The undersigned hereby requests to exchange the within Note (or the portion thereof specified below) with the effect provided in the within Note by surrendering the within Note to the Paying Agent at The Chase Manhattan Bank (formerly known as Chemical Bank), 55 Water Street, New York, New York 10041, Attention: Corporate Trustee Administration Department, or such other address of which the Issuer shall from time to time notify the holders of the Notes, together with this form of "Request to Exchange" duly completed by the holder of the within Note.

               If less than the entire principal amount of the within Note is requested to be exchanged, specify the portion thereof (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) to be exchanged $______.



Dated:___________________________       -------------------------------
                                        NOTICE: The signature on this
                                        Request to Exchange must
                                        correspond with the name as
                                        written upon the face of the
                                        within Note in every particular,
                                        without alteration or enlargement
                                        or any change whatever.



                                                                    SCHEDULE I


                             SCHEDULE OF EXCHANGES

               The initial principal amount of this Note is ________________. The following exchanges of a portion of this Note for an interest in the Renewable Note have been made:

                      Principal Amount         Reduced Principal
      Date of          Exchanged for          Amount Outstanding            Notation Made by or
     Exchange          Renewable Note       Following Such Exchange      on Behalf of Paying Agent
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